UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 19, 2015 (May 15, 2015)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Aetna Inc.'s ("Aetna's" or the "Company's") Annual Meeting of Shareholders was held on May 15, 2015. Shareholders voted on the matters set forth below.

1. Election of Director nominees. Each of the nominees listed below was elected as a Director of Aetna until the next Annual Meeting and until their successors are duly elected and qualified based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fernando Aguirre	276,659,391	1,430,593	1,355,582	25,165,970
Mark T. Bertolini	265,220,027	11,713,536	2,512,003	25,165,970
Frank M. Clark	276,271,929	1,836,537	1,337,100	25,165,970
Betsy Z. Cohen	271,431,318	6,688,814	1,325,434	25,165,970
Molly J. Coye, M.D.	249,916,472	28,244,976	1,284,118	25,165,970
Roger N. Farah	277,042,236	962,740	1,440,590	25,165,970
Barbara Hackman Franklin	271,103,635	7,068,509	1,273,422	25,165,970
Jeffrey E. Garten	272,746,717	5,368,259	1,330,590	25,165,970
Ellen M. Hancock	271,612,587	6,546,240	1,286,739	25,165,970
Richard J. Harrington	277,000,932	1,123,004	1,321,630	25,165,970
Edward J. Ludwig	273,753,697	4,348,449	1,343,420	25,165,970
Joseph P. Newhouse	273,656,882	4,444,167	1,344,517	25,165,970
Olympia J. Snowe	277,086,052	1,044,343	1,315,171	25,165,970

2. The proposal to approve the appointment of KPMG LLP as the Company's and its subsidiaries' independent registered public accounting firm for 2015 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
300,376,564	3,002,949	1,232,023	None

3. The proposal to approve the Company's executive compensation on a non-binding advisory basis was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
266,477,572	10,884,232	2,083,762	25,165,970

4A. A shareholder proposal requesting that the Aetna Board of Directors (the "Board") amend the Company's political contributions policy to provide that the Company will disclose annually all payments it made in the previous calendar year to tax-exempt organizations (other than charitable organizations not permitted to engage in lobbying as a substantial part of their activities) that were used, or that the Company has reasonable grounds to believe were used, for a political purpose was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,835,431	180,698,114	24,912,021	25,165,970

The shareholder proposal requesting that the Board's Committee on Compensation and Talent Management adopt a policy requiring senior executives to retain a significant percentage of stock acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy before the Company's next annual meeting was not presented at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: May 19, 2015	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer